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                                                                   EXHIBIT 10.51


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                            MICROPOLIS CORPORATION



                                NOTE AGREEMENT


                         Dated as of October 11, 1995



      Re:  $20,000,000 Principal Amount of 10% Convertible Secured Notes
                             Due October 15, 1998









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                               TABLE OF CONTENTS

                        (Not a part of this Agreement)

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1.  DESCRIPTION OF NOTES AND COMMITMENT...................................... 1\

      1.1   Description of Notes.............................................  1
      1.2   Commitment, Closing Date.........................................  2

2.  REPRESENTATIONS..........................................................  3

      2.1   Representations of the Company...................................  3
      2.2   Representations of the Purchaser.................................  5

3.  CLOSING CONDITIONS.......................................................  7

      3.1   Conditions to the Purchaser's Obligations........................  7
      3.2   Conditions to the Company's Obligations..........................  8

4.  SUBORDINATION............................................................  8

      4.1   Agreement to Subordinate.........................................  8
      4.2   Liquidation; Dissolution; Bankruptcy.............................  8
      4.3   Default on Senior Debt...........................................  9
      4.4   Acceleration of Notes............................................ 10
      4.5   Subrogation...................................................... 10
      4.6   Relative Rights.................................................. 10
      4.7   Subordination May Not Be Impaired by Company..................... 11
      4.8   Senior Debt Entitled to Rely..................................... 11
      4.9   Seniority of the Notes........................................... 11

5.  CONVERSION............................................................... 11

      5.1   Conversion Privilege............................................. 11
      5.2   Conversion Price................................................. 11
      5.3   Requirements for Conversion...................................... 11
      5.4   Issuance of Common Stock on Conversion; No Adjustment
            for Interest or Dividends........................................ 12
      5.5   Cash Payments in Lieu of Fractional Shares....................... 12
      5.6   Adjustment of Conversion Price................................... 13
      5.7   Taxes on Shares Issued........................................... 15
      5.8   Reservation of Shares; Shares to be Fully Paid;
            Listing of Common Stock.......................................... 15
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